STOCK PURCHASE AGREEMENT



                                  By and Among


                 Watermark Investments Limited, LLC, as Buyer,

                                      and

        Leonard Parker, Douglas Parker, Philip Parker, Mitchell Parker,
                  Gregg Parker and Bradley Parker, as Sellers


                                      and

                      Hospitality Worldwide Services, Inc.







          ------------------------------------------------------------

                           Dated as of March 30, 1999

          ------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

SALE OF SHARES

     1.1      Delivery of Shares...........................................-2-
     1.2      Purchase Consideration.......................................-3-
     1.3      Transfer Taxes...............................................-3-

              ARTICLE II

CLOSING

     2.1      Closing Date.................................................-3-

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     3.1       Ownership...................................................-4-
     3.2       Authority Relative to and Validity of this Agreement........-4-
     3.3       Required Filings and Consents; No Conflict..................-4-
     3.4       Broker......................................................-4-

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

    4.1        Corporate Organization; Requisite Authority to
                 Conduct Business..........................................-5-
    4.2        Execution and Delivery......................................-5-
    4.3        Required Filings and Consents; No Conflict.............. ...-5-
    4.4        Broker......................................................-5-
    4.5        Purchase Entirely for Own Account...........................-5-
    4.6        Access to Information, Experience, Etc......................-6-

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                                                                            Page

                                    ARTICLE V

COVENANTS OF THE SELLERS AND BUYER

     5.1       Covenants of the Sellers Pending the Closing................-6-
     5.2       No Other Negotiations.......................................-7-
     5.3       Additional Covenants........................................-7-

                                   ARTICLE VI

     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS

     6.1       Conditions to Obligations of the Sellers....................-8-

                                   ARTICLE VII

     CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     7.1       Conditions to Obligations of Buyer..........................-9-

                                  ARTICLE VIII

     INDEMNIFICATION

     8.1       Survival of Representations, Warranties and Agreements.....-10-
     8.2       Indemnification............................................-10-
     8.3       Procedure for Indemnification with
                  Respect to Third Party Claims...........................-11-

                                   ARTICLE IX

     TERMINATION, AMENDMENT AND WAIVER

     9.1        Termination...............................................-12-
     9.2        Effect of Termination.....................................-12-

                          ARTICLE X

     MISCELLANEOUS

     10.1      Expenses...................................................-13-
     10.2      Notices....................................................-13-
     10.3      Specific Performance.......................................-14-

                                                                            Page

      10.5     Standstill.................................................-15-
      10.6     Entire Agreement...........................................-15-
      10.7     Binding Effect, Benefits, Assignments......................-15-
      10.8     Applicable Law.............................................-16-
      10.9     Jurisdiction...............................................-16-
      10.10    Further Assurances.........................................-16-
      10.11    Severability...............................................-16-
      10.12    Headings...................................................-16-
      10.13    Counterparts...............................................-16-

Exhibits

1              Schedule of Shares

2              Director Resignation Letters of the Sellers

3(a)           Douglas Parker Employment Agreement

3(b)           Amendment to Douglas Parker Employment Agreement

4              Escrow Agreement

                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of March ___, 1999, by and among WATERMARK INVESTMENTS LIMITED, LLC, a Delaware limited liability company, as Buyer (the "Buyer"), each of the parties listed on the signature pages hereto, as Sellers (each a "Seller" and collectively the "Sellers") and Hospitality Worldwide Services, Inc. (the "Company"), solely with respect to Section 10.4.

                               W I T N E S S E T H

         WHEREAS, each Seller owns such number of shares of common stock of the Company, $.01 par value per share ("Common Stock"), and such number of shares of preferred stock of Hospitality Worldwide Services, Inc., $.01 par value per share ("Preferred Stock") as set forth on Exhibit 1 attached hereto (the "Shares"); and

         WHEREAS, the Sellers desire to sell, and Buyer desires to purchase, the Shares on the Closing Date (as defined herein);

         WHEREAS, the Shares shall be delivered to Olshan Grundman Frome Rosenzweig & Wolosky LLP, as escrow agent ("Escrow Agent") by the Sellers to be held until the Closing Date and a $250,000 deposit shall be delivered to the Escrow Agent by the Buyer to be held until the Closing Date, each on the terms and subject to the conditions set forth in this Agreement;

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein contained, the parties hereto intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                 SALE OF SHARES

         Section 1.1     Delivery of Shares.

         (a) To the Escrow Agent. On the date hereof, each Seller will deliver to the Escrow Agent a certificate or certificates representing the Shares owned by such Seller. Each of the certificates shall be duly endorsed for transfer or accompanied by appropriate stock powers duly executed, in either case in favor of Buyer, and each certificate shall have all necessary stock transfer tax stamps affixed thereto at the expense of the Sellers (together, the "Escrow Shares").

         (b) To the Buyer. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Escrow Shares shall be released by the Escrow Agent to the Buyer against payment in full therefor.

         Section 1.2 Purchase Consideration. The aggregate consideration to be paid for the Shares (the "Purchase Price") shall consist of:

         (i) $250,000 (the "Deposit") to be paid by Buyer to the Escrow Agent on the date hereof to hold in escrow until the Closing (as defined herein), at which time the Deposit shall be paid by the Escrow Agent to the Sellers as set forth on Exhibit 1, in accordance with the terms of this Agreement and the escrow agreement dated as of the date hereof among the Sellers, Buyer and the Escrow Agent in the form attached hereto as Exhibit 4 (the "Escrow Agreement"), plus

         (ii) the amounts set forth on Exhibit 1 to be paid by Buyer to the Sellers at the Closing, by certified check or wire transfer of immediately available funds to accounts designated by each Seller.

         Section 1.3 Transfer Taxes. Sellers shall pay all stock transfer taxes, recording fees and other sales, use, purchase or similar taxes resulting from the transactions contemplated hereby.


                                   ARTICLE II

                                     CLOSING

         Section  2.1  Closing  Date.   The  closing  (the   "Closing")  of  the
transactions contemplated by this Agreement shall take place as soon as practicable after satisfaction or waiver of all conditions set forth herein and no later than 30 days following the date hereof, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022, or at such other time and place as Buyer and the Sellers shall agree (the date on which such closing occurs being herein referred to as the "Closing Date").


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each Seller, severally as to the Shares being sold by such Seller, for good and valuable consideration, hereby represents and warrants to Buyer as of the date hereof and as of the Closing Date, as follows:

         Section 3.1 Ownership. Each Seller owns such number of Shares indicated across from his name on Exhibit 1 free and clear of all liens, claims or encumbrances of any nature. The Shares listed across from such Seller's name constitute all shares of Common Stock and Preferred Stock owned by such Seller (other than (i) with respect to Philip Parker an additional 21,200 shares of Common Stock (ii) with respect to Mitchell Parker an additional 1,178 shares of Common Stock, and (iii) with respect to Bradley Parker an additional 29,300 of Common Stock). Each Seller has full right, power, legal capacity and authority to transfer and deliver the Shares indicated across from his name on Exhibit 1 pursuant to this Agreement.

         Section 3.2 Authority Relative to and Validity of this Agreement. Each Seller has all requisite power and authority to enter into this Agreement, to perform all of his respective obligations hereunder and to consummate the transactions contemplated hereby without the approval of any third party. All necessary action has been taken by each Seller with respect to the execution, delivery and performance by him of this Agreement and the consummation of the transactions contemplated hereby and no further authorization will be necessary to authorize the execution and delivery by him hereof, and the performance of his respective obligations hereunder. There are no contractual, statutory or other restrictions of any kind upon the power and authority of each Seller to execute and deliver this Agreement, and to consummate the transactions contemplated hereunder and no action, waiver or consent by any federal, state, municipal or other governmental department, commission or agency ("Governmental Authority") is necessary to make this Agreement a valid instrument binding upon each Seller in accordance with its terms. This Agreement has been duly executed and delivered by each Seller and constitutes, legal, valid and binding obligations of each Seller, enforceable against each such party in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

         Section 3.3 Required Filings and Consents; No Conflict. No Seller is required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement, other than notices, reports or other filings required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Section 3.4 Broker. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based on the arrangements made by or on behalf of any of the Sellers.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to the Sellers as follows:

         Section 4.1 Corporate Organization; Requisite Authority to Conduct Business. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and approved by Buyer and no further action on the part of Buyer or its members will be necessary to authorize the execution and delivery by it of, and the performance of its obligations under, this Agreement. There are no contractual, statutory or other restrictions of any kind upon the power and authority of Buyer to execute and deliver this Agreement and to consummate the transactions contemplated hereunder, and no action, waiver or consent by any Governmental Authority is necessary to make this Agreement a valid instrument binding upon Buyer in accordance with its terms.

         Section 4.2 Execution and Delivery. This Agreement has been duly executed and delivered by Buyer and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

         Section 4.3 Required Filings and Consents; No Conflict. Buyer is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement, other than notices, reports or other filings required by the Exchange Act.

         Section 4.4 Broker. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based on the arrangements made by or on behalf of Buyer.

         Section 4.5 Purchase Entirely for Own Account. The Shares to be purchased by Buyer pursuant to the terms hereof will be acquired for investment for Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Buyer has no present intention of selling, granting any participation in, or otherwise distributing the Shares acquired by Buyer. Buyer has no contract, undertaking, agreement or arrangement with any person to sell or transfer, or grant any participation to such person or to any third person, with respect to any Shares to be acquired by Buyer.

         Section 4.6 Access to Information, Experience, Etc.

                  (a) Buyer has received and read and is familiar with this Agreement. Buyer has had an opportunity to ask questions of and receive answers from the Sellers and the Company concerning the terms and conditions of this investment. Buyer has substantial experience in evaluating non-liquid investments such as the Shares and is capable of evaluating the merits and risks of an investment in the Company. Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. Buyer is an affiliate of the Chairman of the Board and Chief Executive Officer of the Company.

                  (b) Buyer has been furnished access to such information and documents as Buyer has requested and Buyer has been afforded an opportunity to ask questions of, and receive answers from, the Sellers and the Company concerning the terms and conditions of this Agreement and the purchase of the Shares and all other matters deemed relevant to Buyer.

                  Buyer acknowledges that it has had an opportunity to evaluate all information regarding purchase of the Shares as it has deemed necessary or desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement.

                  Buyer is capable of bearing the economic risk of an investment in the Shares and acknowledges that the Shares will not be transferable without registration under the Securities Act of 1933 or an exemption therefrom.



                                    ARTICLE V

                       COVENANTS OF THE SELLERS AND BUYER

         Section 5.1 Covenants of the Sellers Pending the Closing. Each Seller covenants and agrees that between the date of this Agreement and the Closing Date, directly or indirectly, to not do any of the following without the prior written consent of Buyer:

         (a) sell, pledge, dispose of, encumber, authorize, or propose the sale, pledge, disposition, encumbrance or authorization of any Shares or any options, warrants, convertible securities or other rights of any kind to acquire any Shares; or

         (b) acquire, directly or indirectly, any additional shares of Common Stock or Preferred Stock; or

         (c) take, or agree in writing or otherwise to take any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of a future date.

         Section 5.2 No Other Negotiations. Each Seller agrees that, between the date hereof and the Closing Date, that he will not nor will he permit any of his affiliates (including any officers, directors, employees, financial advisors, brokers, stockholders or any other person acting on their behalf) to, (i) enter into any agreement with a third party with respect to the acquisition, directly or indirectly, of the Shares, or (ii) enter into negotiations with a third party regarding such an agreement.

         Section 5.3 Additional Covenants. Each Seller and Buyer covenants and agrees:

         (a) Best Efforts. To proceed diligently and use its best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to consummate the transactions contemplated by this Agreement.

         (b) Compliance. To comply in all material respects with all applicable rules and regulations of any Governmental Authority in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         (c) Notice. To give prompt notice to the other party of (i) the occurrence, or failure to occur, of any event whose occurrence or failure to occur, would be likely to cause any representation or warranty contained in this Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure on its part, or on the part of any of its officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any such notice shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         (d) Announcements. That all public announcements, statements and press releases concerning the transactions contemplated by this Agreement shall be mutually agreed to by Buyer and the Sellers before the issuance or the making thereof and, subject to the advice of counsel, no party shall issue any such press releases or make any such public statement prior to such mutual agreement, except as may be required by law.



                                   ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS

         Section 6.1 Conditions to Obligations of the Sellers. The obligations of the Sellers under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing by the Sellers, of each of the following conditions:

                             (a) Representations and Warranties. Buyer's representations and warranties set forth in Article IV of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing as if such representations and warranties were made as of the Closing.

                             (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Buyer shall have been performed and complied with in all material respects on or prior to the Closing including the delivery of funds and the fully executed instruments and documents in accordance with this Agreement.

                             (c) No Adverse Proceeding. There shall be no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against Buyer or any Seller by a third party for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                             (d) Certificates. Buyer shall have delivered to the
               Sellers a certificate, dated the Closing Date, executed by an officer of Buyer to the effect that the conditions set forth in subsections (a), (b) and (c) of this Section 6.1 have been satisfied.

                             (e) Escrow Instruction.  Buyer shall have delivered
               to the Escrow Agent its executed counterpart of the Notice of Release attached to the Escrow Agreement.

                             (f) Consents and Approvals. All filings and registrations with, and notifications to, all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been made, and all consents, approvals and authorizations of all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect.


                                   ARTICLE VII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         Section 7.1 Conditions to Obligations of Buyer. The obligations of Buyer under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing by Buyer, of each of the following conditions:

                             (a) Representations and Warranties. The representations and warranties of the Sellers set forth in
               Article III of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing as if such representations and warranties were made as of the Closing.

                             (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by the Sellers shall have been performed and complied with in all material respects on or prior to the Closing including, without limitation, the delivery of (i) the certificates of the Shares pursuant to the terms of, and as more fully set forth in, Section 1.1 and (ii) fully executed instruments and documents in accordance with this Agreement.

                             (c) No Adverse Proceeding. There shall be no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against Buyer or the Sellers by any third party for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                             (d) Certificates.  Each Seller shall have delivered
               to Buyer a certificate, dated the Closing Date to the effect that the conditions set forth in subsections (a), (b) and (c) of this
               Section 7.1 have been satisfied.

                             (e) Resignation  Letters.  The Resignation  Letters
               attached hereto as Exhibit 2 shall be executed on the date hereof by Douglas Parker and Leonard Parker and shall be in full force and effect on the Closing Date.

                             (f) Employment Agreement. The Douglas Parker Employment Agreement attached hereto as Exhibit 3(a), as amended by the Amendment attached hereto as Exhibit 3(b) and executed on the date hereof, shall be in full force and effect on the Closing Date.

                             (g) Financing Condition.  Buyer shall have obtained
               sufficient financing to purchase the Shares on such terms and conditions satisfactory to Buyer, in its sole discretion.

                             (h) Escrow Instruction. Each Seller shall have delivered to the Escrow Agent an executed counterpart of the Notice of Release attached to the Escrow Agreement.

                             (i) Consents and Approvals. All filings and registrations with, and notifications to, all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been made, and all consents, approvals and authorizations of all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect.


                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 8.1 Survival of Representations, Warranties and Agreements. Subject to the limitations set forth in this Article VIII and notwithstanding any investigation conducted at any time with regard thereto by or on behalf of Buyer or the Sellers, all representations, warranties, covenants and agreements of Buyer and the Sellers in this Agreement shall survive the execution, delivery and performance of this Agreement and shall be deemed to have been made again by Buyer and the Sellers at and as of the Closing. The obligation of indemnity provided herein shall survive the Closing. All statements contained in any Exhibit, Schedule, statement, certificate or other writing pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties of Buyer or Sellers, as the case may be, set forth in this Agreement within the meaning of this Article.

         Section 8.2 Indemnification.

         (a) Subject to the limitations set forth in this Article VIII, each Seller severally and not jointly, shall indemnify and hold harmless Buyer from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses including, without limitation, interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by Buyer, directly or indirectly, as a result of or arising from any inaccuracy in or breach of any of the representations, warranties or agreements made in this Agreement by that Seller or the non-performance of any covenant or obligation to be performed by that Seller under this Agreement (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of Buyer as the Indemnified Party (as defined below)).


         (b) Subject to the limitations set forth in this Article VIII, Buyer shall indemnify and hold the Sellers harmless from and against any and all Damages asserted against, resulting to, imposed upon, or incurred or suffered by any Seller, directly or indirectly, as a result of or arising from any inaccuracy in or breach of any of the representations, warranties or agreements made in this Agreement by Buyer or the non-performance of any covenant or obligation to be performed by Buyer under this Agreement (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of Seller as the Indemnified Party).

         (c) Without duplication of Damages, Buyer shall be deemed to have suffered Damages arising out of or resulting from the matters referred to in subsection (a) above if the same shall be suffered by any parent, subsidiary or affiliate of Buyer.

         Section 8.3 Procedure for Indemnification with Respect to Third Party Claims. The Indemnified Party shall give the Indemnifying Party prompt written notice of any third party claim, demand, assessment, suit or proceeding to which the indemnity set forth in this Article VIII applies which notice shall describe said claim in reasonable detail (the "Indemnification Notice"). Notwithstanding the foregoing, the Indemnified Party shall not have any obligation to give any notice of any assertion of liability by a third party unless such assertion is in writing, and the rights of the Indemnified Party to be indemnified hereunder in respect of any third party claim shall not be adversely affected by its failure to give notice pursuant to the foregoing unless and, if so, only to the extent that, the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall have the right to control the defense or settlement of any such action subject to the provisions set forth below in the event such claim solely involves an action for monetary damages and could not affect the Indemnified Party's business going forward, but the Indemnified Party may, at its election, participate in the defense of any action or proceeding at its sole cost and expense. Notwithstanding the foregoing, if there exists a conflict of interest that would  make  it  inappropriate  for the  same  counsel  to  represent  both  the
Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with any Indemnifiable Claim, then the Indemnified Party shall be entitled to retain its own counsel as is reasonably satisfactory to the Indemnifying Party at the Indemnifying Party's expense. In the event that such Indemnified Party shall seek indemnification as provided herein, such
Indemnified Party shall make available to the Indemnifying Party, at its expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Should the
Indemnifying Party fail to defend any such Indemnifiable Claim (except for failure resulting from the Indemnified Party's failure to timely give notice of such Indemnifiable claim), then, in addition to any other remedy, the Indemnified Party may settle or defend such action or proceeding through counsel of its own choosing and may recover from the Indemnifying Party the amount of such settlement, demand, or any judgment or decree and all of its costs and expenses, including reasonable fees and disbursements of counsel. Except as permitted in the preceding sentence, the Indemnifying Party shall not be liable for any settlement effected without its written consent, which consent shall not be unreasonably withheld; provided, however, if such approval is unreasonably withheld, the liability of the Indemnifying Party shall be limited to the amount of the proposed compromise or settlement and the amount of the Indemnified Party's reasonable counsel fees incurred in defending such claim, as permitted by the preceding sentence, at the time such consent is unreasonably withheld. Notwithstanding the preceding sentence, the right of the Indemnified Party to compromise or settle any claim without the prior written consent of the Indemnifying Party shall only be available if a complete release of the Indemnifying Party is contemplated to be part of the proposed compromise or settlement of such third party claim.


                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

         Section 9.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the
Closing:

                             (a) By  mutual  written  consent  of Buyer  and all
               Sellers;

                             (b) By either Buyer or any Seller if the transactions contemplated by this Agreement shall not have been consummated on or before thirty days following the date hereof; provided, however, neither Buyer nor any Seller, as the case may be, may terminate this Agreement pursuant to this Section 9.1(b) if any condition specified in Article VI or Article VII, respectively, is not satisfied or waived or any such condition can no longer be satisfied;

                             (c) By any  Seller if any  condition  specified  in
               Article VI hereto has not been met, or waived by the Sellers, at such time as such condition can no longer be satisfied; or

                             (d) By Buyer if any condition  specified in Article
               VII of this Agreement has not been met, or waived by Buyer, at such time as such condition can no longer be satisfied.

         Section 9.2 Effect of Termination; Release of Deposit.

                             (a)  In  the  event  of  any  termination  of  this
               Agreement in accordance with Section 9.1(a) hereof, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination and the Escrow Shares shall be delivered by the Escrow Agent to the Sellers and the Deposit shall be delivered to the Buyer, each in accordance with the terms of the Escrow Agreement.

                             (b) In the event of any termination of this Agreement in accordance with Section 9.1(d) (other than resulting from a failure to satisfy Section 7.1(g)) on or prior to 30 days following the date hereof, Buyer reserves its right to take any action permitted by law, including as provided in Section 10.3 hereof. In the case of such termination, Buyer shall notify the Sellers and the Escrow Agent, pursuant to Section 4(c) of the Escrow Agreement.

                             (c) Except as specifically  provided above,  thirty
               days following the date hereof, the Deposit and the Escrow Shares shall be delivered by the Escrow Agent to the Sellers and this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination. In addition, in the event of any termination by any Seller pursuant to Section 9.1(c) based on the failure of Buyer to satisfy the conditions set forth in
               Section 6.1(a) or 6.1(b), Sellers reserve the right to take any action permitted by law, including as provided in Section 10.3 hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, however, in the event of the breach of this Agreement by a party, such party shall pay all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby by the other party.

         Section 10.2 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case with receipt acknowledged, or three days after being sent by registered or certified mail, return receipt requested, postage prepaid:

                  (a) If to Buyer to:

                      Watermark Investments Limited, LLC
                      77 West Wacker Drive
                      Chicago, Illinois  60601

                      with a copy (which shall not constitute notice) to:

                      Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue
                      New York, New York 10022
                      Attention: Robert H. Friedman, Esq.

                  (b) If to the Sellers to:

                      Douglas Parker, as agent
                      450 Park Avenue, Suite 2603
                      New York, New York 10022


                      with a copy (which shall not constitute notice) to:

                      Greenberg Traurig
                      1221 Brickell Avenue
                      Miami, Florida 33133
                      Attention: Gary Epstein

                  (c) If to the Company

                      Hospitality Worldwide Services, Inc.
                      450 Park Avenue, Suite 2603
                      New York, New York 10022

                      with a copy (which shall not constitute notice) to:

                      Olshan Grundman Frome Rosenzweig & Wolosky LLP 505 Park Avenue
                      New York, New York 10022
                      Attention: Robert H. Friedman, Esq.

or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 10.2.

         Section 10.3 Specific Performance. The parties hereto recognize that, because of the nature of the subject matter of this Agreement, it would be impractical and extremely difficult to determine actual damages in the event of a breach of this Agreement. Accordingly, if either party commits a breach of any of the provisions of hereof, as applicable, of this Agreement, the other party shall have the right to seek and receive a temporary restraining order, injunction or other equitable remedy relating to the prevention or cessation of such breach, including, without limitation, the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury and that money damages will not provide an adequate remedy.

         Section 10.4 Releases

         (a) Release by Each Seller of the Company and Buyer. Effective upon the Closing, each Seller, on behalf of himself and his affiliates, successors and assigns, hereby release and discharge the Company and Buyer, their subsidiaries and affiliates, and their directors, officers, employees, agents, consultants and their successors and assigns (together, the "Company Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or equity, which against the Company Releasees, each Seller and his affiliates, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. The foregoing release shall not extend to (i) the obligations of the Company and its affiliates to perform their obligations under existing employment agreements from the date of this Agreement and shall not affect the provisions of those agreements, as amended, which shall remain in full force and effect or (ii) to any actions, causes of action, demands, etc. arising from the breach or the claimed breach of this Agreement. In addition, the foregoing shall not release the Company or its affiliates from obligations of indemnity under the Company's Certificate of Incorporation or By-Laws, the New York Business Corporation Law or by contract.

         (b) Release by the Company and Buyer of the Sellers. Effective upon the Closing, the Company and Buyer, on behalf of themselves and their affiliates, successors and assigns, hereby release and discharge each Seller, and his successors and assigns (together, the "Parker Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or equity, which against the Parker Releasees, the Company and Buyer and their affiliates, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. The foregoing release shall not extend to any actions, causes of action, demands, etc. arising from the breach or the claimed breach (i) of this Agreement by any Seller or (ii) of any employment agreement between a Seller (other than Douglas Parker) and the Company by such Seller.

         Section 10.5 Standstill. No Seller shall, for a period of two years following the Closing, (a) make any public announcement with respect to, or submit any proposal for, a transaction involving the acquisition of assets of the Company by such Seller, whether directly or indirectly, nor (b) directly or indirectly, by purchase or otherwise, by himself or along with others, acquire, offer to acquire, or agree to acquire, ownership or options to acquire such ownership of any voting securities of the Company (or otherwise act in concert with any person which so acquires, offers to acquire, or agrees to acquire), or otherwise seek to influence or control the management or policies of the Company without the Company's prior written consent. The foregoing shall not, however, prohibit the ownership by any Seller of an interest in a mutual fund or other similar investment vehicle which fund or vehicle has an ownership interest in the Company as one of many investments.

         Section 10.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations and understandings among the parties hereto.

         Section 10.7 Binding Effect, Benefits, Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, expressed or implied, is intended to confer on any other person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement may not be assigned without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its rights and obligations under this Agreement without the consent of the other parties so long as Buyer remains obligated hereunder.

         Section 10.8 Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law rules of such state.

         Section 10.9 Jurisdiction. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any Florida state court or Federal court sitting in the State of Florida over any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such Florida state or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent legally possible, the defense of an inconvenient forum to the maintenance of such action or proceeding.

         Section 10.10 Further Assurances. At, and from time to time after the Closing Date, at the request and expense of Buyer but without further consideration, the Sellers will execute and deliver such other instruments of conveyance, assignment, transfer, and delivery and take such other action as Buyer reasonably may request in order more effectively to convey, transfer, assign and deliver to Buyer, and to place Buyer in possession and control of the Shares, or to enable Buyer to exercise and enjoy all rights and benefits of the Sellers with respect to the Shares.

         Section 10.11 Severability. With respect to any provision of this Agreement finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by law, and all the parties hereto shall abide by such court's determination. In the event that any provision of this Agreement cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         Section 10.12 Headings. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         Section 10.13 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                                    WATERMARK INVESTMENTS LIMITED, LLC


                                    By: /s/ Scott A. Kaniewski
                                       ---------------------------------------
                                    Name:  Scott A. Kaniewski
                                    Title:


                                    SELLERS

/s/ Douglas Parker                   /s/ Philip Parker
------------------------------      ------------------------------------------
DOUGLAS PARKER                      PHILIP PARKER


/s/ Mitchell Parker                 /s/ Gregg Parker
------------------------------      ------------------------------------------
MITCHELL PARKER                     GREGG PARKER


/s/ Bradley Parker                  /s/ Leonard Parker
------------------------------      ------------------------------------------
BRADLEY PARKER                      LEONARD PARKER


                                    Solely with respect to Sections 10.4 & 10.5

                                    HOSPITALITY WORLDWIDE SERVICES, INC.


                                    By: /s/ Robert A. Berman
                                       ---------------------------------------
                                    Name: Robert A. Berman
                                    Title:  Chairman and CEO

                                    EXHIBIT 1

                                     SHARES


                                                             Shares of Preferred
Seller                       Shares of Common Stock                Stock
------                       ----------------------                -----
Leonard Parker                       271,435                            0
Douglas Parker                       401,200                            0
Philip Parker                        375,000                            0
Mitchell Parker                      175,000                       40,000
Gregg Parker                         175,000                       40,000
Bradley Parker                             0                       40,000
                                     -------                      -------
                                   1,397,635                      120,000



                                 PURCHASE PRICE

                                                                 Aggregate
                       Escrow               Closing               Purchase
Seller                 Payment              Payment                 Price
------                 -------              -------                 -----
Leonard Parker         33,441             1,252,875.25         $1,289,316.25
Douglas Parker         49,428             1,856,272             1,905,700
Philip Parker          46,200             1,735,050             1,781,250
Mitchell Parker        47,497             1,783,753             1,831,250
Gregg Parker           47,497             1,783,753             1,831,250
Bradley Parker         25,937               974,063             1,000,000
                     --------             ----------           -----------
                      250,000             9,388,766.25         $9,638,766.25

                                    EXHIBIT 2


           [Form of Resignation for Douglas Parker and Leonard Parker]


March 30, 1999




Board of Directors of Hospitality Worldwide Services, Inc.
Hospitality Worldwide Services, Inc.
450 Park Avenue, 26th Floor
New York, New York

To the Board of Directors of Hospitality Worldwide Services, Inc.:

Reference is hereby made to the Stock Purchase Agreement dated as of March 30, 1999 by and among Watermark Investments Limited, LLC and each of the parties listed on the signature pages thereto (the "Stock Purchase Agreement"). Effective upon the Closing (as defined in the Stock Purchase Agreement) of the Stock Purchase Agreement, I hereby resign as a Director of Hospitality Worldwide Services, Inc.

                                Very truly yours,